AFL-CIO HOUSING INVESTMENT TRUST

Portfolio Performance Commentary:
February 2013

For the month of February 2013, the AFL-CIO Housing Investment Trust (HIT) had a gross return of   0.58% and a net return of 0.54%.  Its benchmark, the Barclays Capital Aggregate Bond Index (Barclays Aggregate), reported a return of 0.50% for the month.

February gross relative performance: 0.08%

Performance for periods ended February 28, 2013
(Returns for periods exceeding one year are annualized)

	YTD	1 Year	3 Year	5 Year	10 Year
HIT Total Gross Rate of Return	0.05%	4.00%	5.80%	6.32%	5.47%
HIT Total Net Rate of Return	(0.03%)	3.57%	5.34%	5.86%	5.04%
Barclays Capital Aggregate Bond Index	(0.20%)	3.12%	5.45%	5.52%	5.01%

The performance data quoted represents past performance and is no guarantee of future results.  Investment results and principal value will fluctuate so that units in the HIT, when redeemed, may be worth more or less than their original cost.  The HIT's current performance may be lower or higher than the performance quoted.  Performance data current to the most recent month-end is available from the HIT's website at www.aflcio-hit.com.  Gross performance figures do not reflect the deduction of HIT expenses.  Net performance figures reflect the deduction of HIT expenses and are the performance figures investors experience in the HIT.  Information about HIT expenses can be found on page 1 of the HIT’s current prospectus.

Positive contributions to the HIT’s performance included:

●	The HIT’s ongoing yield advantage over the Barclays Aggregate.

●
The HIT’s overweight to government/agency-insured structured commercial mortgage-backed securities (CMBS) as spreads to Treasuries were unchanged in aggregate for the month.  These securities comprised 13.3% of the portfolio, but are not a component of the index. The private label CMBS sector was the worst performing sector in the Barclays Aggregate with excess returns of -30 basis points (bps) and an allocation of 1.8% compared to the HIT’s 1.4% allocation at month-end.

●
The portfolio’s underweight to agency fixed-rate single family MBS (RMBS) as this was the second worst performing major sector in the index, with excess returns of -8 bps. At the end of February, the portfolio had a 24.5% allocation compared to 29.3% of the Barclays Aggregate.

Negative contributions to the HIT’s performance included:

●
Strong performance by corporate bonds, the best performing major sector in the Barclays Aggregate with excess returns to Treasuries of 5 bps.  The HIT does not invest in corporate bonds, whereas the sector comprised 21.7% of the index as of February 28, 2013.

●
Weak performance from the HIT’s agency multifamily mortgage-backed securities (MBS) as spreads to Treasuries expanded.  Spreads for Ginnie Mae multifamily MBS widened the most relative to other multifamily securities, with permanent loan certificate and

AFL-CIO HOUSING INVESTMENT TRUST                                                February 2013 Performance Commentary

construction/permanent loan certificate spreads widening by 14 and 19 bps, respectively. Spreads on Fannie Mae multifamily DUS securities increased less.  The 10/9.5 structure widened by approximately 5 bps and shorter duration 5/4.5s widened by 3 bps.

●
The portfolio’s overweight to spread-based assets as swap spreads widened for maturities of 5 years and longer. Two-year spreads tightened by 2.5 bps, 5-year spreads widened 1 bp and 10-year spreads widened approximately 1.5 bps.   Moreover, the HIT’s underweight to Treasuries hurt relative performance as Treasuries were the second best performing major sector in the Barclays Aggregate.  As of the end of February, the portfolio held 8.7% Treasuries compared to 36.5% in the index.

●
The portfolio’s overweight to the highest credit quality sector of the investment grade universe, whose excess returns were the second lowest among the four credit ratings buckets (AAA, AA, A, and BBB) of the Barclays Aggregate.  Those returns were -4, 10, 5, and -13 bps, respectively.  The HIT has an overweight with respect to the index in high credit quality investments. Approximately 91% of the HIT portfolio was AAA-rated or carried a government or government-sponsored enterprise (GSE) guarantee compared to 73% for the Barclays Aggregate at the end of February.

February 2013 Sector Performance

Sector	Absolute Return	Excess Return (bps)	Modified Adjusted Duration
U.S. Treasuries	+0.53%	0	5.35
Agencies	+0.36%	-3	3.86
Single family agency MBS (RMBS)	+0.34%	-8	3.88
Corporates	+0.77%	+5	7.10
Commercial MBS (CMBS)	-0.00%	-30	3.19
Asset-backed securities (ABS)	+0.31%	+2	2.99

Source: Bloomberg L.P.
Change in Treasury Yields

Maturity	1/31/13	2/28/12	Change
1 Month	0.038%	0.068%	0.030%
3 Month	0.074%	0.104%	0.030%
6 Month	0.114%	0.124%	0.010%
1 Year	0.134%	0.155%	0.020%
2 Year	0.264%	0.236%	-0.027%
3 Year	0.403%	0.344%	-0.058%
5 Year	0.879%	0.762%	-0.117%
7 Year	1.386%	1.251%	-0.134%
10 Year	1.986%	1.876%	-0.109%
30 Year	3.173%	3.086%	-0.086%

Source: Bloomberg L.P.

Investors should consider the HIT’s investment objectives, risks, and charges and expenses carefully before investing. This and other information is contained in the HIT’s prospectus. To obtain a prospectus, call the HIT at 202-331-8055 or visit www.aflcio-hit.com. The prospectus should be read carefully before investing.

This document contains forecasts, estimates, opinions, and/or other information that is subjective. It should not be considered as investment advice or a recommendation of any kind.